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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               October 26, 1995
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                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          0-16431                                         41-1591444
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Commission File Number                       (IRS Employer Identification No.)



          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)



        (612) 661-6500
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Registrant's Telephone Number

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Item 5.   OTHER EVENTS

On October 26, 1995, TCF Financial Corporation announced that on December 1, 1995 it will redeem all of its $34.5 million in principal amount of 10% Subordinated Capital Notes due 2002 (the "Notes"). The Notes will be redeemed at par plus accrued interest to the date of redemption. National City Bank of Minneapolis will act as paying agent for the Notes.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     99.1 Press release dated October 26, 1995.

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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 27, 1995

                                   TCF FINANCIAL CORPORATION



                              By   /s/Mark R. Lund
                                   -------------------------------
                                   Mark R. Lund
                              Its: Senior Vice President, Assistant Treasurer
                                    and Controller
                                    (Principal Accounting Officer)